Exhibit 10.35
SIXTH AMENDMENT TO COMBINED CREDIT AGREEMENTS
          THIS SIXTH AMENDMENT TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of September 30, 2008, is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower” and, collectively with the U.S. Borrower, the “Combined Borrowers”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “U.S. Lenders”), each of the Lenders (as defined in the Canadian Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “Canadian Lenders” and, together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
          1.          The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.
          2.          The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.
          3.          The Combined Borrowers have requested (a) that the Global Borrowing Base (as defined in each of the Combined Credit Agreements), the U.S. Borrowing Base and the Allocated U.S. Borrowing Base (as defined in each of the Combined Credit Agreements) be increased as set forth herein and (b) that the Combined Credit Agreements be amended to amend certain other terms of the Combined Credit Agreements in certain respects as provided in this Amendment.
          4.          The U.S. Borrower has requested that Scotiabanc Inc. and Goldman Sachs Bank USA (each of the foregoing financial institutions are herein referred to as a “New U.S. Lender”) become new U.S. Lenders under the U.S. Credit Agreement with Global Commitments as shown on Schedule 2.1 to the U.S. Credit Agreement (as amended hereby).
          5.          Subject to and upon the terms and conditions set forth herein, the Combined Lenders have agreed to the Combined Borrowers’ requests.

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          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
          I.           Amendment to Section 10.4 of U.S. Credit Agreement.   In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section VIII hereof, Section 10.4 of the U.S. Credit Agreement shall be amended effective as of the Effective Date to (a) delete the reference to “U.S.$5,000,000” set forth in clause (b)(iii) of Section 10.4 of the U.S. Credit Agreement and replace it with “U.S.$2,500,000 unless each of the Borrower (unless an Event of Default has occurred and is continuing) and the Global Administrative Agent otherwise consent”, (b) delete the reference to “U.S.$5,000,000” set forth in clause (b)(vii) of Section 10.4 of the U.S. Credit Agreement and replace it with “U.S.$2,500,000”, and (c) insert “(unless an Event of Default has occurred and is continuing)” after the reference to “Borrower” in clause (b)(vii) of Section 10.4 of the U.S. Credit Agreement.
          II.          Amendment to Section 10.4 of Canadian Credit Agreement.   In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section VIII hereof, Section 10.4 of the Canadian Credit Agreement shall be amended effective as of the Effective Date to (a) delete the reference to “U.S.$5,000,000” set forth in clause (b)(iii) of Section 10.4 of the Canadian Credit Agreement and replace it with “U.S.$2,500,000 unless each of the Borrower (unless an Event of Default has occurred and is continuing) and the Global Administrative Agent otherwise consent”, (b) delete the reference to “U.S.$5,000,000” set forth in clause (b)(vii) of Section 10.4 of the Canadian Credit Agreement and replace it with “U.S.$2,500,000”, and (c) insert “(unless an Event of Default has occurred and is continuing)” after the reference to “Borrower” in clause (b)(vii) of Section 10.4 of the Canadian Credit Agreement.
          III.          Amendment to Schedule 2.1 of U.S. Credit Agreement.   In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section VIII hereof, Schedule 2.1 to the U.S. Credit Agreement shall be deleted in its entirety and Schedule 2.1 – U.S. Credit Agreement attached to this Amendment shall be substituted in lieu thereof, effective as of the Effective Date.
          IV.          Amendment to Schedule 2.1 of Canadian Credit Agreement.   In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section VIII hereof, Schedule 2.1 to the Canadian Credit Agreement shall be deleted in its entirety and Schedule 2.1 – Canadian Credit Agreement attached to this Amendment shall be substituted in lieu thereof, effective as of the Effective Date.
          V.           Joinder of New U.S. Lenders.   Effective as of the Effective Date, each New U.S. Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the U.S. Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any U.S. Lender is required to be bound by the U.S. Credit Agreement, to the same extent as if such New U.S. Lender were an original signatory thereto.

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         VI.          Global Borrowing Base.
          A.          Subject to adjustments pursuant to Sections 2.8(d), (e), (g), and (h) of the U.S. Credit Agreement or Sections 2.7(d), (e), (g), and (h) of the Canadian Credit Agreement, by execution of this Amendment, each of the Global Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower agree during the period from the date hereof to the date of the next redetermination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) pursuant to the provisions of Section 2.8 of the U.S. Credit Agreement or Section 2.7 of the Canadian Credit Agreement that (a) the Global Borrowing Base (as defined in each of the Combined Credit Agreements) shall equal U.S.$1,200,000,000, (b) the U.S. Borrowing Base shall equal U.S.$915,000,000, (c) the Allocated U.S. Borrowing Base (as defined in each of the Combined Credit Agreements) shall equal U.S.$800,000,000, and (d) the Allocated Canadian Borrowing Base (as defined in each of the Combined Credit Agreements) shall equal U.S.$400,000,000.
          B.          Each of the Global Administrative Agent, the Combined Lenders, the U.S. Lenders, the U.S. Borrower and the Canadian Borrower agree and acknowledge that (a) the determination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and U.S. Borrowing Base set forth in Section VI(A) of this Amendment is not a Scheduled Redetermination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base pursuant to Section 2.8(b) of the U.S. Credit Agreement or Section 2.7(b) of the Canadian Credit Agreement and (b) such determination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base shall not be considered as a request for a “discretionary determination” of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base by the Borrower, the Global Administrative Agent or the Required Lenders for the purposes of Section 2.8(e) of the U.S. Credit Agreement or Section 2.7(e) of the Canadian Credit Agreement.
          C.          In accordance with Section 2.1(c) of each of the U.S. Credit Agreement and the Canadian Credit Agreement, the Global Administrative Agent hereby notifies the Canadian Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower of the reallocation of the Global Commitments under the Combined Credit Agreements as set forth and described on Schedule 2.1 – U.S. Credit Agreement and Schedule 2.1 – Canadian Credit Agreement attached hereto.
          VII.       Rearrangement of Existing Loans.   Upon the effectiveness of this Amendment:
          A.          All of the Combined Commitments and outstanding Combined Obligations under the Combined Credit Agreements as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the applicable Combined Credit Agreement (as amended hereby) and all Combined Loans and Letters of Credit (as defined in each of the Combined Credit Agreements) outstanding under the applicable Combined Credit Agreement as of the date of such effectiveness shall hereby become Combined Loans and Letters of Credit (as defined in each of the Combined Credit Agreements) outstanding under the applicable Combined Credit Agreement (as amended hereby).

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          B.          In connection herewith, the Combined Lenders party to the Combined Credit Agreements prior to the effectiveness of this Amendment (the “Existing Lenders”) hereby sell, assign, transfer and convey, and the Combined Lenders hereby purchase and accept, so much of the aggregate Combined Commitments under, Combined Loans outstanding under, and participations in Letters of Credit (as defined in each of the Combined Credit Agreements) issued pursuant to, the Combined Credit Agreements such that the Combined Commitment of each Combined Lender shall be as set forth on Schedule 2.1 to each of the Combined Credit Agreements (as amended hereby).   The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by any Agent, any Issuing Bank or any Existing Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.
          VIII.      Effectiveness.   This Amendment shall become effective as of the date that each of the following conditions precedent have been satisfied (the “Effective Date”):
          A.          The Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, each Combined Lender whose Commitment is increasing hereunder, each New U.S. Lender, the Supermajority Lenders and the U.S. Supermajority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
          B.          The Combined Borrowers shall have paid (i) all reasonable out-of-pocket fees and expenses of counsel for the Global Administrative Agent incurred, to the extent the same have been invoiced and sent to the U.S. Borrower at least two (2) Business Days prior to the Effective Date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and any other Combined Loan Documents to be executed and delivered in connection therewith and (ii) any and all fees payable to Global Administrative Agent or certain Combined Lenders pursuant to or in connection with this Amendment in consideration for the agreements set forth herein.
          C.          Each Combined Lender that is a New U.S. Lender or whose Global Commitment is increasing hereunder that has requested a Note shall have received a duly completed and executed Note, payable to the order of such Combined Lender.
          D.          If, on the Effective Date, any Eurodollar Borrowings are outstanding under the Combined Credit Agreements and if the Effective Date is not the last day of the Interest Period(s) in respect of such Eurodollar Borrowings, the Combined Borrowers shall have paid any compensation required under Section 2.17 of the U.S. Credit Agreement and Section 2.16 of the Canadian Credit Agreement.
          E.          No Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency shall have occurred which is continuing.

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          IX.       Reaffirmation of Representations and Warranties.   To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:
                     (i)           The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).
                     (ii)           Each of the Combined Loan Parties (a) is a corporation or limited partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate or limited partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation or limited partnership in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.
                     (iii)           The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Amendment and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate or limited partnership powers, (b) when executed will be duly authorized by all necessary corporate or limited partnership action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (1) actions or filings pursuant to the Exchange Act and (2) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.
                     (iv)           This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (b) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

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                     (v)          Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by, and the amendments contained in, this Amendment or the other Combined Loan Documents.   Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect.   The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.
                     (vi)          No event or events have occurred since December 31, 2007 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.
          X.          Representations and Warranties of New U.S. Lenders.   Each New U.S. Lender (i) represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment, to consummate the transactions contemplated hereby and to become a Lender under the U.S. Credit Agreement, (b) from and after the Effective Date, it shall be bound by the provisions of the U.S. Credit Agreement as a Lender thereunder, (c) it has received a copy of the U.S. Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Global Administrative Agent or any other U.S. Lender, and (d) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the U.S. Credit Agreement, duly completed and executed by the New U.S. Lender; and (ii) agrees that (a) it will, independently and without reliance on the Global Administrative Agent or any other U.S. Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (b) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
         XI.          Defined Terms.   Capitalized terms used herein when defined in the U.S. Credit Agreement (including, to the extent applicable, after giving effect to this Amendment) shall have the same meanings herein unless the context otherwise requires.
         XII.         Reaffirmation of Combined Credit Agreements.   This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect.   All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

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          XIII.          Governing Law.   THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
           NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I, II, III AND IV OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.
          XIV.          Severability of Provisions.   Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          XV.            Counterparts.   This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.   Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.
          XVI.          Headings.   Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
          XVII.        Successors and Assigns.   This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).
         XVIII.        No Oral Agreements.   THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.   THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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          XIX.          Loan Document.   This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.
[Signature Pages to Follow]

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          IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC., a Delaware corporation, as U.S. Borrower

By:	/s/ MarLu Hiller

MarLu Hiller, Vice President – Treasurer

CANADIAN BORROWER

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation, as Canadian Borrower

By:	/s/ MarLu Hiller

MarLu Hiller, Vice President – Treasurer
Each of the undersigned (i) acknowledge, consent and agree to this Amendment and each of the terms and provisions contained herein, and (ii) agree that the Combined Loan Documents (as amended hereby) to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED, CONSENTED AND AGREED TO as of the date first above written:

COWTOWN GAS PROCESSING L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

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Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

COWTOWN PIPELINE L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

QUICKSILVER RESOURCES HORN RIVER INC., an Alberta, Canada corporation

By:	/s/ MarLu Hiller

Name:	MarLu Hiller
Title:	Vice President – Treasurer

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AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender

By:	/s/ Brian Orlando

Name:	Brian Orlando
Title:	Vice President

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Michael N. Tam

Name:	Michael N. Tam

Title:	Senior Vice President

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BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig

Title:	Senior Vice President

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BNP PARIBAS, as a U.S. Lender

By:	/s/ Courtney Kubesch

Name:	Courtney Kubesch

Title:	Vice President

By:	/s/ Polly Schott

Name:	Polly Schott

Title:	Director

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FORTIS CAPITAL CORP.,
as a U.S. Lender

By:	/s/ Michele Jones

Name:	Michele Jones

Title:	Director

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

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THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ David G. Mills

Name:	David Mills

Title:	Director

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as U.S. Lender

By:	/s/ Dusan Lazarov

Name:	Dusan Lazarov

Title:	Vice President

By:	/s/ Erin Morrissey

Name:	Erin Morrissey

Title:	Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Lucy Walker

Name:	Lucy Walker

Title:	Vice President

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CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Darrell Stanley

Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Sharada Manne

Name:	Sharada Manne
Title:	Director

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CITIBANK, N.A., as a U.S. Lender

By:	/s/ David E. Hunt

Name:	David E. Hunt

Title:	Vice President

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UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender

By:	/s/ Alison Fuqua

Name:	Alison Fuqua

Title:	Assistant Vice President

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WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ David C. Brooks

Name:	David C. Brooks

Title:	Vice President

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TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Debbi L. Brito

Name:	Debbi L. Brito

Title:	Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Daria Mahoney

Name:	Daria Mahoney

Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:	/s/ William Ginn

Name:	William Ginn

Title:	General Manager

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COMPASS BANK, as a U.S. Lender

By:	/s/ Dorothy Marchand

Name:	Dorothy Marchand

Title:	Senior Vice President

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SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel

Name:	Stephen W. Warfel
Title:	Managing Director

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COMERICA BANK, as a U.S. Lender

By:	/s/ Rebecca L. Wilson

Name:	Rebecca L. Wilson

Title:	Assistant Vice President

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STERLING BANK, as a U.S. Lender

By:	/s/ Melissa A. Bauman

Name:	Melissa A. Bauman

Title:	Senior Vice President

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CIBC INC., as a U.S. Lender

By:	/s/ Dominic J. Sorresso

Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Markets Corp. Authorized Signatory

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KEYBANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Todd Coker

Name:	Todd Coker
Title:	Assistant Vice President

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EXPORT DEVELOPMENT CANADA, as a U.S. Lender

By:	/s/ François Morel

Name:	François Morel
Title:	Senior Financing Manager

By:	/s/ Margaret Michalski

Name:	Margaret Michalski
Title:	Senior Associate

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BARCLAYS BANK PLC, as a U.S. Lender

By:	/s/ Joseph Gyurindak

Name:	Joseph Gyurindak

Title:	Director

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By:	/s/ Vanessa Gomez

Name: Title:	Vanessa Gomez Director

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Associate

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Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SCOTIABANC INC., as a U.S. Lender

By:	/s/ J.F. Todd

Name:	J.F. Todd

Title:	Managing Director

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

GOLDMAN SACHS BANK USA, as a U.S. Lender

By:	/s/ Mark Walton

Name:	Mark Walton
Title:	Authorized Signatory

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales de Andrade

Name:	Medina Sales de Andrade

Title:	Vice President

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Chris Rice

Name:	Chris Rice

Title:	Vice President

By:	/s/ Michael Gosselin

Name:	Michael Gosselin

Title:	Managing Director

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By:	/s/ Anil Nayak

Name:	Anil Nayak

Title:	Assistant Vice President

By:	/s/ Peter Boogers

Name:	Peter Boogers

Title:	Director

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Andrew Kellock

Name:	Andrew Kellock

Title:	Director

By:	/s/ Todd Kennedy

Name:	Todd Kennedy

Title:	Associate

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ David Gynn

Name: Title:	David Gynn Chief Financial Officer

By:	/s/ Marcellus Leung

Name: Title:	Marcellus Leung Assistant Vice President

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Ivan Davey

Name:	Ivan Davey

Title:	Authorised Signer

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK OF CALIFORNIA, CANADA BRANCH, as a Canadian Lender

By:	/s/ Phil Taylor

Name:	Phil Taylor
Title:	Senior Vice President

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender

By:	/s/ Reed W. Ramsey

Name:	Reed W. Ramsey

Title:	Vice President

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Debbi L. Brito

Name:	Debbi L. Brito

Title:	Authorized Signatory

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Susan Atherton

Name:	Susan Atherton

Title:	Vice President and Principal Officer

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender

By:	/s/ Alfred Lee

Name:	Alfred Lee

Title:	Senior Vice President

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ David Baldoni

Name:	David BALDONI
Title:	Managing Director

By:	/s/ Paul Primavesi

Name:	Paul PRIMAVESI
Title:	Vice President

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, a Texas banking association and authorized foreign bank under the Bank Act (Canada), as a Canadian Lender

By:	/s/ Omer Ahmed

Name:	Omer Ahmed

Title:	Portfolio Manager

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger

Name:	Randy Geislinger

Title:	Executive Director

By:	/s/ Chris Perks

Name:	Chris Perks

Title:	Executive Director

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Todd Coker

Name: Title:	Todd Coker Assistant Vice President

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a Canadian Lender

By:	/s/ Joseph Gyurindak

Name:	Joseph Gyurindak

Title:	Director

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By:	/s/ Alain Daoust

Name:	Alain Daoust

Title:	Director

By:	/s/ Jane Brean

Name:	Jane Brean

Title:	VP

[Signature Page]
Sixth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.